Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Minn Shares Inc. (the “Company”) on Form 10-K for the fiscal year ended December 31, 2016, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, John P. Yeros, Chief Executive Officer (Principal Executive Officer) and Randy Gilbert, Chief Financial Officer (Principal Financial Officer) of the Company, hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.         The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.         The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement has been provided to the Company and will be retained by the Company and furnished to the SEC or its staff upon request.

/s/ John P. Yeros
John P. Yeros Chief Executive Officer (Principal Executive Officer) April 18, 2017

/s/ Randy Gilbert
Randy Gilbert Chief Financial Officer (Principal Financial Officer) April 18, 2017